EXHIBIT 1
                             JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.


     Dated: August 15, 2008


                                                  THE CHILDREN'S INVESTMENT FUND
                                                  MANAGEMENT (UK) LLP

                                                  /s/ Christopher Hohn
                                                  ------------------------------
                                                  Christopher Hohn
                                                  Managing Partner


                                                  THE CHILDREN'S INVESTMENT FUND
                                                  MANAGEMENT (CAYMAN) LTD.

                                                  /s/ David DeRosa
                                                  ------------------------------
                                                  David DeRosa
                                                  Director


                                                  THE CHILDREN'S INVESTMENT
                                                  MASTER FUND

                                                  /s/ David DeRosa
                                                  ------------------------------
                                                  David DeRosa
                                                  Director

                                                  /s/ Christopher Hohn
                                                  ------------------------------
                                                  Christopher Hohn